--------------------------------------------------------------------------------
Waste Management, Inc.                                          EXHIBIT 17(b)(5)
Presentation to the Board of Directors

[LOGO OF MERRILL LYNCH]

December 8, 1997

                               Table of Contents
--------------------------------------------------------------------------------




               Wheelabrator Technologies Transaction



               Appendix




Waste Management, Inc.                                   [LOGO OF MERRILL LYNCH]
                      -----------------------------------

--------------------------------------------------------------------------------

                     Wheelabrator Technologies Transaction

--------------------------------------------------------------------------------

                       Overview of Proposed Transaction

----------------------------------------------------------------------------------------------------------------------------
                                            Significant Terms
Price                                  . $16.50 per share in cash

                                       . Offer Value:  $859 million (52.1 million shares)
 ............................................................................................................................
Implied Premium                        . 27% over the closing price of the day before announcement (6/19/97)

                                       . 31% over the closing price 4 weeks before the announcement (5/23/97)

                                       . 28% over the average closing price 30 days before announcement

                                       . 11.4% over current price (12/3/97)
 ............................................................................................................................
Implied Multiples(a)                   . LTM Revenue                                                                  2.9x

                                       . LTM EBITDA                                                                   7.2x

                                       . LTM EBIT                                                                     9.4x

                                       . 1998E Net Income - First Call                                               15.3x

                                       . 1998E Net Income - Management projections(b)                                15.9x
 ............................................................................................................................
Accounting Treatment                   . Purchase Accounting

                                         . Minority interest is eliminated
 ............................................................................................................................
Certain Conditions for Consummation    . Approval by WTI Special Committee of independent directors

                                       . Subject to shareholder vote
----------------------------------------------------------------------------------------------------------------------------
(A) Based upon transaction value of $2,901 million and total offer value of $2,585 million (156.7 million shares).

(B) Includes an estimated $14.5 million of Equity Income (non-operating) based on latest available equity research.

Waste Management, Inc.            1                      [LOGO OF MERRILL LYNCH]
                      -----------------------------------

                             Transaction Rationale
--------------------------------------------------------------------------------

 .  Full integration of all North American synergistic businesses

   .  Operating benefits

   .  Cost reductions

   .  Speed decision making

   .  Improve customer service


 .  Simplifies Waste Management's public corporate structure

   .  Reduce operational/administrative costs

   .  Eliminate WTI "public company" requirement and expenses

   .  Eliminate WTI minority interest in Waste Management financial statements

 .  Full access to WTI cash flow


Waste Management, Inc.            2                      [LOGO OF MERRILL LYNCH]
                      -----------------------------------

                      Overview of Management Projections
--------------------------------------------------------------------------------

 . WTI Management projections

  . Revenue growth
    - Based upon existing terms of contracts until contract expirations
      . Current spot or market rates escalated at inflation to derive post contract expiration revenue streams
    - Consolidated growth of 4.6% CAGR
      . Existing business growth of 1.7% CAGR
      . New business growth of 28.5% CAGR

 . EBITDA margin
  - Current expense levels escalate with inflation
  - Existing business margins deteriorate from 36.7% in FY 1998 to 24.1% in FY 2016
  - New business margins improve from 26.4% in FY 1998 to 55.2% in FY 2016

 . Includes synergies from annual SG&A cost savings
  - Pro forma $5 million savings in 1997 compared to the budget
  - Escalated with inflation thereafter

 . Effective tax rate of approximately 40%


 . Waste Management adjustments to WTI projections

  . Largely accepted WTI projections as reasonable

  . Excluded certain assumptions

Waste Management, Inc.                 3                    [LOGO MERRILL LYNCH]
                     ---------------------------------------



                    Existing and New Business Contribution
--------------------------------------------------------------------------------
                             (Dollars in Millions)

                                     Sales

                                                   ---------
1997                    $1,027.0                   1997-2016
1998                    $1,029.6                     CAGR
1999                    $1,021.4                   ---------
2000                    $1,058.3
2001                    $1,147.2                     Total
2002                    $1,321.5                      4.6%
2003                    $1,388.6
2004                    $1,441.0
2005                    $1,502.8
2006                    $1,576.0
2007                    $1,605.4
2008                    $1,711.3
2009                    $1,728.1
2010                    $1,813.2
2011                    $1,852.3                      1.7%
2012                    $1,933.6
2013                    $2,044.8
2014                    $2,174.7
2015                    $2,303.8
2016                    $2,417.5


                                     EBIT

1997                    $305.5                       Total
1998                    $293.7                        4.8%
1999                    $277.5
2000                    $290.3
2001                    $324.6
2002                    $407.7
2003                    $422.7
2004                    $430.6
2005                    $450.9
2006                    $489.0
2007                    $474.6                       -0.4%
2008                    $523.7
2009                    $503.8
2010                    $519.5
2011                    $526.9
2012                    $555.3
2013                    $595.6
2014                    $661.0
2015                    $717.1
2016                    $746.3


Waste Management, Inc.                 4                 [LOGO OF MERRILL LYNCH]
                      -----------------------------------

                           Equity Valuation Summary
--------------------------------------------------------------------------------
                           (Dollars Per Share)/(a)/

Implied Value                                                                                                      1997E EBITDA/(b)/
   $30.00                                                                                                                      12.2x



                                                                                $26.00
   $25.00                                                                                                                      10.3x


                                                                                $22.00
                                                          $21.00
   $20.00        $19.00                                                                                                         8.4x

                                                                                                                              Offer
                                     $17.00                                                                                   Value:
                                                                                                            $16.00            $16.50
   $15.00                                                 $15.00                                            $15.00
                 $14.00              $14.00                                                                                     6.5x



   $10.00 _____________________________________________________________________________________________________________________ 4.6x
          ____________________ ___________________ ____________________ ________________________ ______________________________
                   DCF         Public Comparables*  Public Comparables* Acquisition Comparables* Minority Buy-Out Transactions
          ____________________ ___________________ ____________________ ________________________ ______________________________
          ____________________ ___________________ ____________________ ________________________ ______________________________
             Discount Rate:       Summary Values      Summary Values
  Key      Existing Business:    based upon 1998     based upon EBITDA      EBITDA Multiples
Assump-         8% - 10%          P/E Multiples          multiples
 tions        New Business:                                                  Implied 1997E          Summary Values based upon
                10% - 12%         Implied 1998P        Implied 1997E           Multiples:        Minority Buy-Out premiums/(d)/
           Terminal Valuation:      Multiples:           Multiples:           9.1x - 10.6x
               Perpetuity         13.5x - 16.4x         6.5x - 8.7x
               Growth/(c)/
          ____________________ ___________________ ____________________ ________________________ ______________________________

(a)  Based on 156.7 million shares outstanding for WTI as of October 31, 1997
(b)  1997E EBITDA includes an estimated $12.25 million of equity income
(c) Perpetuity rates of -1.0% - 1.0% were used for the Existing Business and ITF New Business valuations while 1.0% - 3.0% rates were used for the WTE New Business valuation
(d) Minority Buy-Out Premiums were applied to the closing stock price 1 day prior to the announcement and 4 weeks prior to the announcement.
* Not necessarily representative of truly comparable companies or transactions


Waste Management, Inc.            5                      [LOGO OF MERRILL LYNCH]
                      -----------------------------------

                           Equity Valuation Summary
--------------------------------------------------------------------------------
                           (Dollars Per Share)/(a)/




Based on 156.7 million shares outstanding for WTI as of October 31, 1997
1997E EBITDA includes an estimated $12.25 million of equity income
Perpetuity rates of -1.0% - 1.0% were used for the Existing Business and ITF New Business valuations while 1.0% - 3.0% rates were us ed for the WTE New Business valuation Minority Buy-Out Premiums were applied to the closing stock price 1 day prior to the announcement and 4 weeks prior to the announcem ent.
* Not necessarily representative of truly comparable companies or transactions


Waste Management, Inc.            5                      [LOGO OF MERRILL LYNCH]
                      -----------------------------------

            Pro Forma Accretion/Dilution and Credit Analyses /(a)/
--------------------------------------------------------------------------------


    Accretion/Dilution                 1997E                 1998P
WMX Earnings Per Share/(b)/            $1.46                 $1.65

Pro Forma Earnings Per Share/(c)/      $1.48                 $1.66

$ Accretion/(Dilution)                 $0.02                 $0.01

% Accretion/(Dilution)                   1.3%                  0.7%


    Credit Statistics/(d)/

EBITDA Interest Coverage                4.95x

Debt/EBITDA                             2.85x

Debt to Total Book Capitalization       59.8%


(a) Assumptions: 7.2% rate on acquisition debt, goodwill amortized over 40 years (non-tax deductible), $16.50 per share offer value, and no cash from existing balance sheet used to finance the transaction.
(b) Source: First Call.
(c) Source: First Call estimates for WMX adjusted for transaction using WTI Management projections.
(d) Source: WMX Management (fourth quarter restructuring charge excluded).


Waste Management, Inc.            6                      [LOGO OF MERRILL LYNCH]
                      -----------------------------------

--------------------------------------------------------------------------------

                                   Appendix

--------------------------------------------------------------------------------

                    WTI vs. S&P 500 Over the Last Two Years
--------------------------------------------------------------------------------

Wheelabrator Tech Inc
Daily Stock Price and Trading Volume from 12/1/95 to 12/1/97

(1) Prices and volumes are adjusted for splits and stock dividends

                                                               WTI
                       Close    End of Period                  vs.
        Date           Price        Volume      S&P 500      S&P 500
_____________________________________________________________________
  December 1, 1995    $14.875      443,400      #########    100.0%
          4            14.875      160,900      613.688       98.9
          5            14.750      115,900      617.688       97.4
          6            14.875      261,200      620.188       97.9
          7            15.000      115,700      616.156       99.3
          8            15.125      228,600      617.469      100.0
         11            15.250      213,100      619.531      100.4
         12            15.250      275,100      618.781      100.6
         13            16.000      229,800      621.688      105.0
         14            16.000      958,500      616.906      105.8
         15            16.250      349,600      616.344      107.6
         18            16.125      210,900      606.813      108.4
         19            16.250      291,100      611.938      108.4
         20            16.125      302,600      605.938      108.6
         21            16.250      230,300      610.500      108.6
         22            16.250      217,700      611.969      108.4
         26            16.375       93,400      614.313      108.8
         27            16.375      281,800      614.531      108.7
         28            16.625      203,400      614.125      110.5
         29            16.750      209,900      615.938      111.0
   January 2, 1996     17.000      435,300      620.719      111.8
          3            17.000      186,900      621.313      111.6
          4            17.000      112,900      617.688      112.3
          5            17.250      528,900      616.719      114.1
          8            17.250       70,800      618.469      113.8
          9            17.000      161,100      609.438      113.8
         10            16.625      108,200      598.469      113.4
         11            16.875      133,700      602.688      114.3
         12            16.750      358,600      601.813      113.6
         15            16.625      302,900      599.813      113.1
         16            16.625       64,500      608.438      111.5
         17            16.500      400,700      606.375      111.0
         18            16.375      104,600      608.250      109.9
         19            16.250       69,500      611.844      108.4
         22            16.250      193,400      613.406      108.1
         23            16.250      111,700      612.781      108.2
         24            16.375       90,000      619.969      107.8
         25            16.125       65,700      617.031      106.6
         26            16.250       34,300      621.625      106.7
         29            16.125       96,900      624.219      105.4
         30           $15.875      337,700      #######      102.8%
         31            16.125      333,500      636.031      103.5
  February 1, 1996     16.250      151,700      638.469      103.9
          2            16.250      159,200      635.844      104.3
          5            16.250       92,600      641.438      103.4
          6            15.500      #######      646.344       97.9
          7            15.500      650,200      649.938       97.3
          8            15.500      847,200      656.063       96.4
          9            15.625      439,400      656.375       97.1
         12            16.000      620,600      661.438       98.7
         13            15.875      485,400      660.500       98.1
         14            16.000      202,100      655.594       99.6
         15            16.125       83,000      651.313      101.0
         16            16.000      115,700      647.969      100.8
         20            15.875      118,300      640.656      101.1
         21            15.750       43,000      648.094       99.2
         22            15.750      141,000      658.875       97.5
         23            16.125      437,600      659.094       99.8
         26            16.000      350,800      650.469      100.4
         27            16.000       99,600      647.250      100.9
         28            16.125      203,400      644.750      102.1
         29            15.875      193,300      640.438      101.1
    March 1, 1996      15.750      183,900      644.375       99.7
          4            16.125      314,800      650.813      101.1
          5            16.500      290,700      655.781      102.7
          6            16.500      177,900      652.000      103.3
          7            16.500      185,500      653.656      103.0
          8            16.000      126,900      633.500      103.1
         11            16.125       98,000      640.031      102.8
         12            16.250      366,400      637.094      104.1
         13            16.125      226,500      638.563      103.0
         14            16.125      681,100      640.875      102.7
         15            16.125      #######      641.438      102.6
         18            16.250      103,700      652.656      101.6
         19            16.125      195,100      651.688      101.0
         20            16.500      250,000      649.969      103.6
         21            16.500       31,400      649.188      103.7
         22            16.500       85,400      650.625      103.5
         25            16.375       87,500      650.031      102.8
         26            16.375      193,600      652.969      102.3
         27           $16.375      133,200      #######      103.0%
         28            16.750      190,700      648.938      105.3
         29            16.625       72,200      645.500      105.1
    April 1, 1996      17.125      266,200      653.719      106.9
          2            16.625      235,800      655.250      103.5
          3            16.750      181,500      655.875      104.2
          4            16.750      115,300      655.875      104.2
          8            16.625       80,100      644.250      105.3
          9            16.625       90,600      642.188      105.6
         10            16.500      329,900      633.500      106.3
         11            16.500      121,300      631.188      106.7
         12            16.375      334,300      636.719      104.9
         15            16.125       86,200      642.500      102.4
         16            15.875       66,200      645.000      100.4
         17            15.750       97,700      641.625      100.2
         18            15.625      192,000      643.625       99.1
         19            16.250      #######      645.063      102.8
         22            16.375      #######      647.875      103.1
         23            16.125       70,800      651.594      101.0
         24            15.875      129,700      650.156       99.6
         25            15.875      #######      652.875       99.2
         26            16.000      129,600      653.469       99.9
         29            16.000       36,500      654.156       99.8
         30            16.000      284,600      654.156       99.8
     May 1, 1996       16.000      278,700      654.594       99.7
          2            16.000      215,800      643.375      101.5
          3            15.875      184,600      641.625      101.0
          6            16.000      135,000      640.813      101.9
          7            15.750      407,700      638.250      100.7
          8            16.000      222,300      644.781      101.3
          9            15.875       52,500      645.438      100.4
         10            16.000       97,600      652.094      100.1
         13            16.125      127,800      661.500       99.5
         14            16.250       76,600      665.594       99.6
         15            16.375      526,900      665.406      100.4
         16            16.125      307,600      664.844       99.0
         17            16.125      258,500      668.906       98.4
         20            16.125       66,800      673.156       97.7
         21            16.125      103,100      672.750       97.8
         22            16.125       84,500      678.406       97.0
         23           $16.625      174,400      #######      100.4%
         24            16.750       64,300      678.500      100.7
         28            16.500      252,500      672.219      100.2
         29            16.500      105,700      667.938      100.8
         30            16.250      228,100      671.688       98.7
         31            16.250      172,900      669.125       99.1
    June 3, 1996       16.375      126,100      667.688      100.1
          4            16.375      232,800      672.563       99.3
          5            16.250      124,800      678.438       97.7
          6            16.375      150,500      673.031       99.3
          7            16.500      342,600      673.313      100.0
         10            16.375      284,600      672.156       99.4
         11            16.250       68,900      670.969       98.8
         12            16.375       79,000      669.031       99.9
         13            16.375      115,300      667.906      100.0
         14            16.375      253,400      665.844      100.4
         17            16.500      165,900      665.156      101.2
         18            16.250       26,100      662.063      100.2
         19            16.125      #######      661.969       99.4
         20            15.750       30,300      662.094       97.1
         21            15.750       80,700      666.844       96.4
         24            15.375       99,600      668.844       93.8
         25            15.500      200,600      668.469       94.6
         26            15.000      141,600      664.375       92.1
         27            15.000      145,700      668.563       91.6
         28            15.250      387,600      670.625       92.8
    July 1, 1996       14.500      162,200      675.875       87.5
          2            14.500      #######      673.625       87.8
          3            14.375      323,000      672.406       87.2
          5            14.375       81,700      657.438       89.2
          8            14.500      150,300      652.531       90.7
          9            14.500      174,500      654.750       90.4
         10            14.375      756,800      656.063       89.4
         11            14.500      244,000      645.656       91.6
         12            14.500      274,600      646.188       91.6
         15            14.375      147,000      629.813       93.1
         16            14.125      188,300      628.375       91.7
         17            14.000      195,200      634.063       90.1
         18            14.375       95,700      643.563       91.1
         19            14.250      115,500      638.719       91.0
         22           $14.375      126,000      #######       92.6%
         23            14.500      121,400      626.875       94.4
         24            14.125       58,700      626.656       92.0
         25            14.250       60,200      631.156       92.1
         26            14.500       70,600      635.906       93.0
         29            14.250       44,500      630.906       92.2
         30            14.000       79,400      635.250       89.9
         31            13.875      216,400      639.938       88.5
   August 1, 1996      14.000      315,100      650.031       87.9
          2            14.375      344,100      662.500       88.5
          5            14.375      188,300      660.219       88.8
          6            14.500      819,600      662.375       89.3
          7            14.375      143,800      664.156       88.3
          8            14.500       50,000      662.594       89.3
          9            14.375       37,600      662.094       88.6
         12            14.500      125,000      665.781       88.9
         13            14.500      523,300      660.188       89.6
         14            14.625      289,900      662.063       90.1
         15            14.750      282,700      662.281       90.9
         16            14.625      184,500      665.219       89.7
         19            14.750      259,700      666.594       90.3
         20            14.750      106,800      665.688       90.4
         21            14.625       29,100      665.063       89.7
         22            14.750       48,200      670.688       89.7
         23            14.875      132,100      667.031       91.0
         26            14.875      334,100      663.875       91.4
         27            14.875      159,400      666.313       91.1
         28            15.000       87,000      664.813       92.1
         29            14.875       50,900      657.406       92.3
         30            14.875       62,100      652.000       93.1
  September 3, 1996    14.750       43,600      654.719       91.9
          4            14.500      240,500      655.625       90.2
          5            14.625      125,200      649.438       91.9
          6            14.250      526,400      655.688       88.7
          9            14.250      150,300      663.750       87.6
         10            14.250      219,600      663.813       87.6
         11            14.500      119,600      667.281       88.7
         12            14.625      158,600      671.156       88.9
         13            14.375      234,600      680.531       86.2
         16            14.750      835,300      683.969       88.0
         17           $15.000      147,800      #######       89.6%
         18            14.625      170,600      681.469       87.6
         19            14.625       50,200      683.000       87.4
         20            14.750      121,300      687.031       87.6
         23            14.625       70,000      686.469       86.9
         24            15.000      180,200      685.625       89.3
         25            15.000      106,400      685.844       89.2
         26            14.875       46,400      685.875       88.5
         27            14.875       50,300      686.188       88.5
         30            15.250      213,300      687.313       90.5
   October 1, 1996     15.125      130,700      689.094       89.6
          2            15.125       53,600      694.000       88.9
          3            14.875      234,700      692.781       87.6
          4            15.000       38,600      701.469       87.3
          7            15.125      157,100      703.344       87.7
          8            14.875       75,700      700.625       86.6
          9            15.000      101,800      696.750       87.8
         10            15.125      377,200      694.625       88.8
         11            15.125      100,100      700.656       88.1
         14            15.625      120,800      703.531       90.6
         15            15.500      350,100      702.563       90.0
         16            15.625      151,500      704.406       90.5
         17            15.500       50,000      707.000       89.5
         18            15.750      162,200      710.813       90.4
         21            15.625      113,400      709.844       89.8
         22            15.500       58,300      706.563       89.5
         23            15.625       92,000      707.281       90.1
         24            15.750       47,200      702.281       91.5
         25            15.500       80,400      700.906       90.2
         28            15.375      142,200      697.250       90.0
         29            15.500      101,400      701.500       90.2
         30            15.625       88,300      700.906       91.0
         31            15.500       71,400      705.281       89.7
  November 1, 1996     15.625      300,600      703.781       90.6
          4            15.500      339,800      706.719       89.5
          5            15.625      228,000      714.125       89.3
          6            15.500      125,900      724.594       87.3
          7            15.625       31,400      727.656       87.6
          8            15.375      207,600      730.813       85.8
         11            15.500       56,400      731.875       86.4
         12           $15.625      137,900      #######       87.4%
         13            15.750       75,400      731.125       87.9
         14            16.000      481,200      735.875       88.7
         15            16.000      272,100      737.625       88.5
         18            16.000      302,700      737.031       88.6
         19            16.000      290,000      742.156       88.0
         20            16.000       39,200      743.938       87.8
         21            16.000       39,600      742.750       87.9
         22            16.375      734,400      748.719       89.2
         25            16.500      956,400      757.031       88.9
         26            16.500      175,000      755.969       89.1
         27            16.500      150,500      755.000       89.2
         29            16.375       60,000      757.031       88.3
  December 2, 1996     16.375      194,600      756.563       88.3
          3            16.375      154,000      748.281       89.3
          4            16.500      221,500      745.094       90.4
          5            16.750       92,900      744.375       91.8
          6            16.250      105,500      739.594       89.7
          9            16.375      151,600      749.750       89.1
         10            16.375      184,400      747.531       89.4
         11            16.000      227,100      740.719       88.1
         12            16.125      372,500      729.344       90.2
         13            16.125      207,900      728.625       90.3
         16            16.125       85,600      720.969       91.3
         17            16.000      103,000      726.031       89.9
         18            15.875      102,800      731.531       88.6
         19            15.750      403,100      745.750       86.2
         20            15.750      209,500      748.875       85.8
         23            15.875      179,500      746.906       86.7
         24            15.750      158,900      751.031       85.6
         26            15.625       99,600      755.813       84.4
         27            15.625       64,700      756.781       84.2
         30            15.750      144,500      753.844       85.3
         31            16.250      303,700      740.750       89.5
   January 2, 1997     15.750      103,900      737.000       87.2
          3            15.875       34,300      748.031       86.6
          6            15.750      104,700      747.656       86.0
          7            15.875       57,000      753.219       86.0
          8            15.750       64,500      748.406       85.9
          9            15.500       42,600      754.844       83.8
         10           $15.625      144,100      #######       83.9%
         13            15.625       90,200      759.500       83.9
         14            15.875      114,600      768.875       84.2
         15            15.750       41,600      767.188       83.8
         16            15.875      242,700      769.750       84.2
         17            16.125      104,000      776.156       84.8
         20            16.000       71,500      776.688       84.1
         21            15.875       45,100      782.719       82.8
         22            15.875      143,800      786.219       82.4
         23            15.750      201,200      777.563       82.7
         24            15.625      398,600      770.531       82.7
         27            15.875      594,000      765.031       84.7
         28            15.875      191,100      765.031       84.7
         29            16.375      288,400      772.500       86.5
         30            16.625      185,700      784.156       86.5
         31            16.875      416,600      786.156       87.6
  February 3, 1997     16.625      255,300      786.719       86.2
          4            15.625      402,100      789.250       80.8
          5            15.375      405,000      778.281       80.6
          6            14.875      360,400      780.156       77.8
          7            14.875      161,400      789.563       76.9
         10            15.000      198,300      785.438       77.9
         11            15.250      106,200      789.594       78.8
         12            14.875      133,600      802.781       75.6
         13            15.125      225,400      811.813       76.0
         14            14.875      279,700      808.469       75.1
         18            14.750      267,500      816.281       73.7
         19            14.125      188,500      812.500       70.9
         20            14.000      292,100      802.813       71.2
         21            14.125      181,700      801.781       71.9
         24            14.125      275,800      810.281       71.1
         25            14.125      208,000      810.281       71.1
         26            13.875      557,600      805.688       70.3
         27            14.000      224,700      795.063       71.9
         28            14.250      138,600      790.813       73.5
    March 3, 1997      14.125      102,500      795.313       72.5
          4            14.250      155,100      790.938       73.5
          5            14.500      140,900      802.000       73.8
          6            14.625       42,200      798.563       74.7
          7            14.375      131,300      804.969       72.9
         10           $14.375      210,400      #######       72.1%
         11            14.375      127,700      811.344       72.3
         12            14.500       91,300      804.250       73.6
         13            14.375       71,600      789.563       74.3
         14            14.500       48,800      793.156       74.6
         17            14.625      117,600      795.719       75.0
         18            14.625       75,900      789.656       75.6
         19            14.500      376,700      785.781       75.3
         20            14.375       92,900      782.656       74.9
         21            14.250      161,200      784.094       74.2
         24            13.875      196,600      790.875       71.6
         25            12.875      978,900      789.063       66.6
         26            12.875      418,700      790.500       66.5
         27            13.375      560,700      773.875       70.5
         31            13.125      514,900      757.125       70.7
    April 1, 1997      13.250      244,500      759.625       71.2
          2            13.250      136,600      750.125       72.1
          3            13.250      101,200      750.313       72.1
          4            13.125      #######      757.906       70.7
          7            13.250      190,900      762.125       70.9
          8            13.125      173,500      766.125       69.9
          9            13.500      479,500      760.594       72.4
         10            13.500      126,400      758.344       72.6
         11            13.375      120,400      737.656       74.0
         14            13.250      #######      743.719       72.7
         15            13.125       64,800      754.719       71.0
         16            13.000      247,900      763.531       69.5
         17            13.125      124,800      761.781       70.3
         18            12.750       59,400      766.344       67.9
         21            12.625      147,200      760.375       67.8
         22            12.625      177,100      774.625       66.5
         23            12.875       84,400      773.625       67.9
         24            12.750       60,000      771.188       67.5
         25            12.125      599,700      765.375       64.6
         28            12.250      435,500      772.969       64.7
         29            12.500       83,900      794.063       64.2
         30            12.625       66,100      801.344       64.3
     May 1, 1997       13.000      337,800      798.531       66.4
          2            13.500      143,700      812.969       67.8
          5            13.750      239,500      830.250       67.6
          6           $12.875       81,300      #######       63.5%
          7            13.250      134,100      815.625       66.3
          8            13.250       28,300      820.250       65.9
          9            13.375       61,400      824.781       66.2
         12            13.125       56,800      837.656       63.9
         13            13.250       87,100      833.125       64.9
         14            13.250      105,600      836.031       64.7
         15            13.000      227,800      841.875       63.0
         16            13.000      216,700      829.750       63.9
         19            12.750       57,700      833.281       62.4
         20            12.750      289,300      841.656       61.8
         21            12.375      143,200      839.344       60.2
         22            12.500      187,600      835.656       61.0
         23            12.625      102,400      847.031       60.8
         27            12.500      135,000      849.719       60.0
         28            12.500      177,200      847.219       60.2
         29            12.625      183,000      844.094       61.0
         30            12.875      134,700      848.281       61.9
    June 2, 1997       12.875       74,400      846.375       62.1
          3            13.000       77,800      845.469       62.7
          4            13.000       90,000      840.125       63.1
          5            13.125       64,500      843.438       63.5
          6            13.250      146,600      858.000       63.0
          9            13.125      129,500      862.906       62.1
         10            12.875       57,800      865.281       60.7
         11            12.875      112,400      869.563       60.4
         12            12.875      141,200      883.469       59.5
         13            12.875      129,600      893.281       58.8
         16            12.750       30,200      893.906       58.2
         17            13.250      238,500      894.406       60.4
         18            13.000       60,700      889.063       59.7
         19            13.000       64,600      898.000       59.1
         20            15.750      #######      898.688       71.5
         23            15.375      #######      878.625       71.4
         24            15.500      814,800      896.344       70.6
         25            15.438      461,600      889.000       70.9
         26            15.500      615,100      883.688       71.6
         27            15.438      544,100      887.313       71.0
         30            15.438      371,600      885.125       71.2
    July 1, 1997       15.750      289,400      891.031       72.1
          2           $15.813      180,800      #######       71.4%
          3            15.625      124,500      916.906       69.5
          7            15.625      183,400      912.188       69.9
          8            15.625      402,600      918.750       69.4
          9            15.625      359,500      907.531       70.3
         10            15.750      166,100      913.781       70.3
         11            15.625       82,200      916.688       69.6
         14            15.750       88,200      918.375       70.0
         15            15.750       57,200      925.750       69.4
         16            15.625      543,600      936.594       68.1
         17            15.625      472,100      931.625       68.4
         18            15.688       93,900      915.313       69.9
         21            15.563       94,300      912.938       69.6
         22            15.500       87,400      933.969       67.7
         23            15.500      405,800      936.563       67.5
         24            15.625       77,100      940.313       67.8
         25            15.500       39,300      938.781       67.4
         28            15.625       64,900      936.438       68.1
         29            15.625      597,800      942.281       67.7
         30            15.563      140,700      952.281       66.7
         31            15.563      198,900      954.281       66.5
   August 1, 1997      15.563      229,500      947.125       67.0
          4            15.563       48,400      950.313       66.8
          5            15.625      114,400      952.375       66.9
          6            15.688      237,700      960.313       66.7
          7            15.750      231,700      951.188       67.6
          8            15.625       74,400      933.531       68.3
         11            15.625       21,900      937.000       68.0
         12            15.625       76,100      926.531       68.8
         13            15.625       43,600      922.031       69.1
         14            15.625       18,000      924.781       68.9
         15            15.688       58,700      900.813       71.1
         18            15.625      364,500      912.500       69.9
         19            15.688      304,800      926.000       69.1
         20            15.625      483,100      939.344       67.9
         21            15.625       70,900      925.063       68.9
         22            15.625       32,600      923.563       69.0
         25            15.625       99,900      920.156       69.3
         26            15.750       97,700      913.031       70.4
         27            15.625      544,800      913.688       69.8
         28           $15.750      102,600      #######       71.1%
         29            15.688      197,700      899.469       71.2
  September 2, 1997    15.750       67,300      927.594       69.3
          3            15.813      106,500      927.875       69.5
          4            15.875      254,000      930.875       69.6
          5            15.938       54,900      929.063       70.0
          8            15.875      115,300      931.188       69.6
          9            15.938       25,700      933.625       69.7
         10            15.938       46,400      919.031       70.8
         11            15.875       84,800      912.594       71.0
         12            16.000      165,300      923.906       70.7
         15            16.063       52,800      919.781       71.3
         16            15.938       43,900      945.625       68.8
         17            16.000      123,200      943.000       69.2
         18            16.000       39,900      947.281       68.9
         19            16.063      135,300      950.500       69.0
         22            16.000       46,000      955.438       68.3
         23            16.063       60,500      951.938       68.9
         24            16.063       26,800      944.469       69.4
         25            16.125      130,400      937.906       70.2
         26            16.063      321,200      945.219       69.3
         29            16.125       37,300      953.344       69.0
         30            16.000       51,200      947.281       68.9
   October 1, 1997     16.000       25,100      955.406       68.3
          2            16.063       66,200      960.469       68.2
          3            16.125      128,000      965.031       68.2
          6            16.188       90,600      972.688       67.9
          7            16.188       30,100      983.125       67.2
          8            16.188      113,100      973.844       67.8
          9            16.188      201,900      970.625       68.1
         10            15.875      519,100      966.969       67.0
         13            15.813       86,300      968.094       66.6
         14            16.000       80,600      970.281       67.3
         15            16.000       62,000      965.719       67.6
         16            16.000       66,400      955.219       68.3
         17            15.813      107,200      944.156       68.3
         20            16.063       75,700      955.625       68.6
         21            16.063       43,300      972.281       67.4
         22            16.000      317,800      968.500       67.4
         23            16.000      154,100      950.688       68.7
         24           $15.938      124,600      #######       69.1%
         27            15.625      148,900      877.000       72.7
         28            15.375      668,200      921.844       68.1
         29            15.438      219,300      919.156       68.5
         30            14.188      #######      903.688       64.1
         31            15.188      794,200      914.625       67.8
  November 3, 1997     15.250       99,100      939.000       66.3
          4            15.125      449,300      940.750       65.6
          5            15.313       32,500      942.750       66.3
          6            15.313       86,100      938.031       66.6
          7            15.250       30,500      927.500       67.1
         10            15.250       34,900      921.125       67.6
         11            15.313      165,800      923.781       67.6
         12            15.250      356,600      905.969       68.7
         13            15.063      514,600      916.656       67.1
         14            15.063      215,200      928.344       66.2
         17            15.125      111,400      946.188       65.2
         18            15.438      718,800      938.219       67.1
         19            15.375       66,900      944.594       66.4
         20            15.375      404,200      958.969       65.4
         21            15.500      279,400      963.094       65.7
         24            15.375      492,600      963.094       65.1
         25            15.438      809,900      950.813       66.3
         26            15.250      561,500      951.625       65.4
         28            15.188       20,300      955.406       64.9
  December 1, 1997     15.188      362,700      974.781       63.6




Waste Management, Inc.            7                      [LOGO OF MERRILL LYNCH]
                      -----------------------------------

                      Potential Valuation Considerations
--------------------------------------------------------------------------------

 . Potential challenges to PURPA contracts


 . Issues regarding long-term projections

  . Assumptions regarding economics at time of contract terminations

  . Future cost to comply with changing regulations

  . Elimination of NEPCO Millbury and Saugus contract buydowns

  . Reassessment of Bio Gro projections

  . Appropriate terminal valuation given nature of business and contracts


 . Availability/uncertainty of new business opportunities


 . Valuation of WTI's non-operating assets

  . Interests in WME, Rust, Koll Real Estate and Glegg Water


 . Synergies

  . Management projections include $5 million SG&A reduction

  . Achievability of synergies dependent upon operational changes


 . Unavailability of truly comparable companies and deal multiples causes these valuation methods to be less reliable than discounted cash flow analysis

Waste Management, Inc.               8                   [LOGO OF MERRILL LYNCH]
                     ------------------------------------

                         Discounted Cash Flow Analysis
--------------------------------------------------------------------------------
                                    Summary
                 (Dollars in Millions, Except Per Share Data)

                                   Enterprise Value        Per Share Value/(d)/
                                   ----------------        -------------------
                                     Low      High           Low         High
                                   -------  -------        -------     -------
Exising Business Valuation (a)      $2,051   $2,445         $13.09      $15.60

New Business (b)                        25      202           0.16        1.29

Incremental Synergies (c)               89      116           0.57        0.74

Non-Operating Assets                   341      486           2.18        3.10

Net Debt                              (315)    (315)         (2.01)      (2.01)
                                    ------   ------         ------      ------
   Total Value                      $2,191   $2,934         $2,191      $18.72
                                    ======   ======         ======      ======

------------------------------------------------------------------------------

(a) Valued at a discount rate of 8%-10%
(b) Valued at a discount rate of 10%-12%
(c) $10 million of incremental synergies escalated at 40%; valued at a discount rate of 8%-10%
(d) Based upon 156.7 million shares


Waste Management, Inc.            9                      [LOGO OF MERRILL LYNCH]
                      -----------------------------------

                         Discounted Cash Flow Analysis
--------------------------------------------------------------------------------
                            Existing Business/(a)/
                 (Dollars in Millions, Except Per Share Data)


Unlevered Free Cash Flow ($ in Millions)

1998    $185              2008    $231
1999    $186              2009    $234
2000    $211              2010    $213
2001    $192              2011    $234
2002    $196              2012    $188
2003    $217              2013    $192
2004    $200              2014    $204
2005    $205              2015    $197
2006    $218              2016    $202
2007    $215


                                       Enterprise       Percentage of
                                       Value/(b)/          Totals
                                       ----------       -------------
PV Free Cash Flow @ 9% Discount Rate     $11.65              82%

PV Terminal Value @ 0% Growth            $ 2.61              18%

     Total                               $14.26


--------------------------------------------------------------------------------
              Enterprise Value Based On Perpetuity Growth Method:
--------------------------------------------------------------------------------

              Aggregate Value
--------------------------------------------
Discount Rate     -1.0%      0.0%      1.0%
-------------    ------     ------    ------
    8.0%         $2,445     $2,510    $2,595
    8.5%         $2,311     $2,365    $2,433
    9.0%         $2,190     $2,235    $2,291
    9.5%         $2,081     $2,118    $2,164
   10.0%         $1,982     $2,013    $2,051

           Per Share Value /(b)/
--------------------------------------------
Discount Rate     -1.0%      0.0%      1.0%
-------------    ------     ------    ------
    8.0%         $15.60     $16.02    $16.56
    8.5%         $14.75     $15.09    $15.53
    9.0%         $13.98     $14.26    $14.62
    9.5%         $13.28     $13.52    $13.81
   10.0%         $12.65     $12.85    $13.09


(a) Excluding investment in non-operating assets. Includes $5 million of synergies. Cash flows in 2016 are normalized for the terminal value.

(b)  Based on 156.7 million shares outstanding for WTI as of October 31, 1997.


Waste Management, Inc.                10                 [LOGO OF MERRILL LYNCH]
                      -----------------------------------

                         Discounted Cash Flow Analysis
--------------------------------------------------------------------------------
                                 New Business
                 (Dollars in Millions, Except Per Share Data)

--------------------------------------------------------------------------------
              Enterprise Value Based on Perpetuity Growth Method:
--------------------------------------------------------------------------------

-----------------------------------------------------------------
                       Aggregate Value
-----------------------------------------------------------------

WTE Growth Rate      1.0%               2.0%                 3.0%
-----------------------------------------------------------------
ITF Growth Rate     -1.0%               0.0%                 1.0%
-----------------------------------------------------------------
Discount Rate
-----------------------------------------------------------------
     10.0%          $202                $271                 $359

     10.5%           125                 182                  253

     11.0%            59                 106                  164

     11.5%             2                  41                   89

     12.0%           (47)                (15)                  25
-----------------------------------------------------------------

-----------------------------------------------------------------
                     Per Share Value/(a)/
-----------------------------------------------------------------

WTE Growth Rate      1.0%               2.0%                 3.0%
-----------------------------------------------------------------
ITF Growth Rate     -1.0%               0.0%                 1.0%
-----------------------------------------------------------------
Discount Rate
-----------------------------------------------------------------
     10.0%          $1.29               $1.73               $2.29

     10.5%           0.80                1.16                1.62

     11.0%           0.37                0.67                1.05

     11.5%           0.01                0.26                0.57

     12.0%          (0.30)              (0.09)               0.16
-----------------------------------------------------------------

(a)  Based on 156.7 million shares outstanding for WTI as of October 31, 1997


Waste Management, Inc.            11                     [LOGO OF MERRILL LYNCH]
                      -----------------------------------

                         Discounted Cash Flow Analysis
--------------------------------------------------------------------------------
                              Synergies Valuation
                 (Dollars in Millions, Except Per Share Data)


 . While WTI management projects achievable incremental synergies of up to $20 million in 1997 (compared to the Budget), WMX management projects incremental synergies in the range of $10 - $15 million

  . Approximately $5 million of synergies are already included in management projections for 1997 (escalated with inflation thereafter)

  . No terminal growth is assumed in the valuation of the synergies after 2016

-------------------------------------      --------------------------------
   Aggregate         Incremental
     Value          Cost Savings                 Per Share Value/(a)/
-------------------------------------      --------------------------------
 Discount Rate      $10       $15               $10              $15
---------------- --------- ----------       -------------     -------------
     8.0%         $116.5     $174.7             $0.74            $1.12

     8.5%          108.2      162.3              0.69             1.04

     9.0%          101.0      151.5              0.64             0.97

     9.5%           94.6      141.8              0.60             0.91

    10.0%           88.8      133.3              0.57             0.85
-------------------------------------      --------------------------------

(a) Based on 156.7 million shares of WTI as of 10/31/97.


Waste Management, Inc.            12                     [LOGO OF MERRILL LYNCH]
                      -----------------------------------

                         Discounted Cash Flow Analysis
--------------------------------------------------------------------------------
                           Non-Core Business Assets
                 (Dollars in Millions, Except Per Share Data)



                           Description                                                Low                High
-------------------------------------------------------------------------            ------             ------
Waste Management International (31.5 million ADRs, 12 month high/low) (a)            $  197              $ 295

Rust International
     Payable to WMX (10/31/97)                                                       $ ( 37)             $ (37)
     Cleaning and Federal Services (3,5X - 4.5X LTM EBITDA)                              90                116
     OHM (9.7 million shares, 12 month high/low)                                         66                 90
     NSC (4.0 million shares, 12 month high/low)                                          6                 13
     Brand                                                                               28                 28
     Businesses Held for Sale (50% - 75% of book value at 10/31/97)                      99                148
                                                                                     ------              -----
          Total Value of Rust excluding WME                                          $  251              $ 357
                                                                                     ------              -----
          % Ownership                                                                    40%                40%
                                                                                     ------              -----
          Value to WTI excluding WME                                                 $100.5              $ 143
                                                                                     ======              =====
Site Option (Discounted from 12/31/2020 at 10.5%)                                    $   16              $  16

New Hampshire Real Estate                                                                 4                  4

Koll Real Estate (1.2 million shares, 12 month high/low)                                 13                 17

Glegg Water (Remaining interest repurchased 4/1/99, discounted at 9%)                    11                 11
                                                                                     ------              -----
     Total Estimated Value                                                           $  341              $ 486
                                                                                     ------              -----
     Total Per Share Value (b)                                                       $ 2.18              $3.10
                                                                                     ======              =====
-------------------------------------------------------------------------------------------

(a) Includes WTI's 12% direct ownership and 4.8% indirect ownership through Rust International.
(b) Based on 156.7 million shares outstanding.

Waste Management, Inc.                13                 [LOGO OF MERRILL LYNCH]
                      -----------------------------------

                         Discounted Cash Flow Analysis
--------------------------------------------------------------------------------
                                   Net Debt
                 (Dollars in Millions, Except Per Share Data)


                          Estimated December 31, 1997

              -----------------------------------------------------

                 Short-Term Debt                       $ 46.8

                 Long-Term Debt                         778.0

                 Cash (a)                              (415.8)

                 Investment Held by Trustee             (93.5)
                                                      -------
                   Estimated Net Debt                  $315.4
                                                      =======
                   Estimated Net Debt Per Share (b)     $2.01
                                                      =======

              -----------------------------------------------------


(a) Including cash available for distribution and balance sheet cash. Includes proceeds from sale of US Filter shares in July.
(b) Based on 156.7 million shares.


Waste Management, Inc.            14                     [LOGO OF MERRILL LYNCH]
                      -----------------------------------

                     Comparable Publicly Traded Companies*
--------------------------------------------------------------------------------------------------------
                              Equity Valuation/(a)/
                              (Dollars Per Share)

             Implied Value

                     $30.00  -
                                                                              $27.48
                                                                $26.72

                     $25.00  -                                  $21.33        $21.95
                                                                             -$21.69-
                                                               -$21.08-

         High        $20.00  -
                                   $18.90
                                                $18.18
      -Median-                     $15.77       $15.17                                        $16.46
                     $15.00  -    -$14.47-                      $15.18        $15.63          $15.21
      -Average-                                -$13.92-                                      -$13.21-




                     $10.00  -

        Low
                                   $ 7.56        $ 7.27                                       $ 7.97
                     $ 5.00  -


                     $ 0.00  ___________________________________________________________________________

                                    P/E            P/E                          EBITDA
                                    1998P          1998E          LTM            1997E          1998P(d)

      --------------------------------------------------------------------------------------------------
                        High               17.5x                         11.2x                    7.4x
                      Median               14.6                           9.1                     6.9
                     Average               13.4                           9.0                     6.1
                         Low                7.0                           6.7                     4.0
      --------------------------------------------------------------------------------------------------
                 WTI Results      $169.2           $162.8        $402.0          $412.6         $391.1

(a) Based on 156.7 million shares outstanding.
(b) Based on First Call as of 12/1/97.
(c) Based on management projections for total consolidated results, including new business. Includes equity income of $12.25 million and $14.5 million in 1997 and 1998, respectively, based on latest available equity research .
(d) 1998 EBITDA estimates obtained from the latest available equity research.
*  Not necessarily representative of truly comparable companies.


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                      -----------------------------------

                                               Comparable Publicly Traded Companies*
------------------------------------------------------------------------------------------------------------------------------------
                                           (Dollars in Millions, Except Per Share Data)



                                    MARKET MULTIPLE ANALYSIS FOR SELECTED INDUSTRY COMPARABLES
------------------------------------------------------------------------------------------------------------------------------------
                                                                                   -----------MARKET CAP. AS A MULTIPLE OF:---------

                                                                      1997    1998
                            PRICE                MARKET    MARKET      EPS     EPS        LTM        1998E      LTM        LTM
         COMPANIES        28-Nov-97    SHARES     VALUE    CAP.(a)   EST.(b)  EST.(b)    EBITDA    EBITDA(c)    EBIT      SALES
----------------------    ---------    ------   --------  ---------  -------  -------   -------    ---------   -----      ------
     AES CORP                $36.63     174.6   $6,396.4  $10,487.4    33.6x*  21.8x      18.3x*    11.3x*     21.1x*      7.89x*
     CALENERGY INC            33.25      82.2    2,734.6    6,368.9    16.5    13.1        9.0       6.9       13.9        3.47
     CALPINE CORP             14.75      20.0      295.5      856.0     8.9     7.0        6.7       4.0       10.4        3.27
     OGDEN CORP               26.63      50.2    1,336.7    2,945.1    18.2    16.1        9.1       7.4       13.7        1.66
     TRIGEN ENERGY CORP       22.94      12.0      276.1      545.4    34.8 *  17.5       11.2        NA       18.5        2.26


                                                 Maximum (d)           18.2x   17.5x      11.2x      7.4x      18.5x       3.47x
                                                 Mean (d)              14.6    13.4        9.0       6.1       14.1        2.66
                                                 Median (d)            16.5    14.6        9.1       6.9       13.8        2.76
                                                 Minimum (d)            8.9     7.0        6.7       4.0       10.4        1.66

     WHEELABRATOR
      TECHNOLOGIES           $15.19     156.7   $2,379.6  $ 2,813.9    13.9x   14.1x       7.0x      7.6x       9.1x       2.81x
------------------------------------------------------------------------------------------------------------------------------------

(a) Market Capitalization = Market Value + Preferred Equity at Liquidation Value (Incl. Redeemable) + Short-Term Debt + Long-Term Debt + Minority Interest - Cash & Marketable Securities

(b) Earnings Estimates were obtained from First Call and are calendarized for a December year end

(c)  Estimates obtained from the latest available equity research

(d) Summary Multiples exclude numbers that are Negative, Not Available, not Meaningful, and (*) figures

  *  Not necessarily representative of truly comparable companies.






Waste Management, Inc.              16                   [LOGO OF MERRILL LYNCH]
                      ---------------------------------

                           Comparable Acquisitions*
--------------------------------------------------------------------------------
                             Equity Valuation/(a)/
                              (Dollars Per Share)

                           [BAR CHART APPEARS HERE]

                         EBIT                   EBITDA
                 --------------------    --------------------
                  LTM      1997E/(b)/     LTM      1997E/(b)/
                 ------    ----------    ------    ----------
Implied Value
  High           $30.97      $31.85      $32.62      $33.54
  Median         $22.68      $23.33      $22.87      $23.53
  Average        $24.65      $25.46      $25.44      $26.16
  Low            $20.31      $20.90      $21.08      $21.69


                             EBIT                           EBITDA
                 ----------------------------    ----------------------------
                  LTM              1997E/(b)/     LTM              1997E/(b)/
                 ------            ----------    ------            ----------
High                       16.7x                           13.5x
Median                     12.5                             9.7
Average                    13.5                            10.7
Low                        11.3                             9.0
-----------------------------------------------------------------------------
WTI Results      $309.5              $317.7      $402.0              $412.6


(a)  Based on 156.7 million shares outstanding.

(b) Based on management projections for total consolidated results, including new business. Includes equity income of $12.25 million for 1997, based on latest available equity research.

*  Not necessarily representative of truly comparable transactions.


Waste Management, Inc.                17                 [LOGO OF MERRILL LYNCH]
                      -----------------------------------

                            Comparable Acquisitions
-------------------------------------------------------------------------------
                 (Dollars in Millions, Except Per Share Data)

            Date                                                                   Transaction    Offer
Announced Effective Target                              Acquiror                    Value (a)     Value
--------- --------- ---------------------------------   ------------------------   -----------   --------
 2/17/97  6/27/97   Destec Energy Inc. (b)              NGC Corp.                    $1,185.5    $1,242.5

11/12/96   5/8/97   AES China Generating Co. Ltd. (c)   AES Corp.                       147.1       209.2

 2/29/96   4/4/96   Sithe Energies                      Marubeni Corp.                2,124.8       894.0

 5/17/95  7/27/95   CRSS Inc.                           American Tractebel Corp.        231.3       190.6

 9/19/94  2/24/95   Magma Power Co.                     California Energy Co. Inc.    1,047.1       932.4


                                                                                      Transaction  Value/LTM
               Date                                                               ------------------------------
Announced Effective Target                              Acquiror                     Sales       EBIT     EBITDA
--------- --------- ---------------------------------   ------------------------  ----------    ------    ------
 2/17/97  6/27/97   Destec Energy Inc. (b)              NGC Corp.                    2.05x  *    29.1x *   22.0x *

11/12/96   5/8/97   AES China Generating Co. Ltd. (c)   AES Corp.                       NA          NA        NA

 2/29/96   4/4/96   Sithe Energies                      Marubeni Corp.                3.05        12.5       9.7

 5/17/95  7/27/95   CRSS Inc.                           American Tractebel Corp.      8.21  *     16.7      13.5

 9/19/94  2/24/95   Magma Power Co.                     California Energy Co. Inc.    5.69        11.3       9.0



                                                                                    Offer  Value/LTM
             Date                                                                 ---------------------
Announced Effective Target                              Acquiror                  Net Income   Equity
--------- --------- ---------------------------------   ------------------------  ----------- ---------
 2/17/97  6/27/97   Destec Energy Inc. (b)              NGC Corp.                       29.1x      1.6x

11/12/96   5/8/97   AES China Generating Co. Ltd. (c)   AES Corp                        24.3       1.1

 2/29/96   4/4/96   Sithe Energies                      Marubeni Corp.                  27.9       4.1

 5/17/95  7/27/95   CRSS Inc.                           American Tractebel Corp.        43.0 *     2.4

 9/19/94  2/24/95   Magma Power Co.                     California Energy Co. Inc.      15.7       2.4

                                                                  ------------------------------------------------
                                                                  Maximum  5.69x    16.7x    13.5x   29.1x    4.1x

                                                                  Mean      3.60     13.5     10.7    24.2     2.3

                                                                  Median    3.05     12.5      9.7    26.1     2.4

                                                                  Minimum   2.05     11.3      9.0    15.7     1.1
                                                                  ------------------------------------------------


-------------------------------------------------------------------
Notes:  Purchases of entire companies may not be valid indicators of the fair value of the minority block of WTI.
        Summary multiples exclude numbers that are negative, not available, not meaningful, and (*) figures.
        Offer values and Transaction values represent grossed-up 100% acquisitions
(a)  Transaction Value = Market Value + Preferred Equity at Liquidation Value
     (incl. Redeemable) + Short-Term Debt + Long-Term Debt + Minority Interest - Cash & Marketable
     Securities
(b)  Following the closing of the NGC/Destec deal, NGC sold the Destec's international assets to AES for approximately $407 million
(c)  Note that Net Income multiples are based on 1997 estimated results per available equity research.




Waste Management, Inc.            18                    [LOGO OF MERRILL LYNCH]
                      ----------------------------------

                   Weighted Average Cost of Capital Analysis
--------------------------------------------------------------------------------


     ---------------------------------------------------------------------
     Assumptions
     Long Bond (30 year) @ 12/1/97                 6.0%
     Arithmetic Risk Premium                       7.5%
     ---------------------------------------------------------------------

                                                                 Wtd. Avg.
                                      Adj. Levered   Unlevered    Cost of
     Companies                             Beta         Beta      Capital
     -------------------------------  ------------   ---------   ---------
     Power Producing Companies
         AES CORP                         1.09          0.77       10.7%
         CALENERGY INC                    0.76          0.38       7.6%
         CALPINE CORP                     1.06          0.38       7.7%
         OGDEN CORP                       0.41          0.21       6.3%
         TRIGEN ENERGY CORP               0.76          0.47       8.5%
     ---------------------------------------------------------------------
     Mean                                 0.82          0.44       8.1%
     ---------------------------------------------------------------------

         WHEELABRATOR TECHNOLOGIES        0.65          0.53       9.3%
         WASTE MANAGEMENT INC.            1.34          0.97       11.8%


Waste Management, Inc.            19                     [LOGO OF MERRILL LYNCH]
                      -----------------------------------

                   Summary of Minority Buy-Out Transactions
--------------------------------------------------------------------------------
                         (January 1, 1989 to Present)


          ---------------------------------------------------------------
              Cash Purchases of Remaining Interest Over $100 Million
          ---------------------------------------------------------------

                                          Premium Paid to Price
                                    -----------------------------------
                                         1 Day            4 Weeks
                                         Prior             Prior
                                    ---------------  ------------------
                  High                   63.7%             60.0%

                  Mean                   22.1%             24.6%

                  Median                 19.2%             25.7%

                  Low                   (17.8%)            (5.9%)
          ---------------------------------------------------------------

Source: Securities Data Corporation.


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                      -----------------------------------